UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2023

CIM Real Estate Finance Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Commission file number 000-54939

Maryland		27-3148022
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)
2398 East Camelback Road, 4th Floor
Phoenix,	Arizona	85016
(Address of principal executive offices)		(Zip Code)
	(602)	778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 22, 2023, CMFT RE Lending RF Sub DB, LLC (the “Seller”) and CMFT RE Lending Sub DB Holdco, LLC, indirect wholly-owned subsidiaries of CIM Real Estate Finance Trust, Inc. (the “Company”), entered into the Second Amendment to Amended and Restated Master Repurchase Agreement (the “Second Amendment”) with Deutsche Bank AG, New York Branch (the “Buyer”), to amend that certain Amended and Restated Master Repurchase Agreement, dated December 23, 2021, by and between the Buyer and the Seller, as amended by that certain First Amendment to Amended and Restated Master Repurchase Agreement, dated September 15, 2023 (the “Repurchase Agreement”), which provides financing to the Seller through the Buyer’s purchase of certain eligible assets from the Seller and advances to the Seller. The Repurchase Agreement amended and restated that certain Master Repurchase Agreement, dated October 8, 2021 (the “Original Repurchase Agreement”). The Original Repurchase Agreement was described in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 14, 2021 and the amendment and restatement of the Original Repurchase Agreement by the Repurchase Agreement was discussed in a Current Report on Form 8-K filed by the Company with the SEC on December 29, 2021. The Second Amendment amended the Repurchase Agreement to, among other things, include provisions and terms in connection with the Guarantors’ (as defined below) entry into the Restated Guaranty (as defined below). Other than the modified terms described above, the material terms of the Repurchase Agreement remain unchanged.
In connection with the Second Amendment, the Company and CIM Commercial Lending REIT (“CLR”, together with the Company, each, a “Guarantor”, and collectively, the “Guarantors”; “then-current Guarantors” shall mean, prior to the Guarantor Replacement Event (as defined below), the “Guarantors” and, from and after the Guarantor Replacement Event, “CLR”) entered into the Amended and Restated Guaranty (the “Restated Guaranty”), for the benefit of the Buyer, which contains representations, warranties, covenants and indemnities that are customary for agreements of these types, which amended and restated that certain Guaranty, dated October 8, 2021, by the Company for the benefit of the Buyer (the “Guaranty”), as described in a Current Report on Form 8-K filed by the Company with the SEC on October 14, 2021. The Restated Guaranty amended and restated the Guaranty to, among other things, provide that CLR and the Company are Guarantors on a joint and several basis until the satisfaction of certain terms and conditions set forth in the Restated Guaranty, at which point CLR will become the sole guarantor under the Restated Guaranty (the “Guarantor Replacement Event”). Under the Restated Guaranty, the then-current Guarantors have agreed to guarantee the Seller’s obligations set forth in the Repurchase Agreement, as amended by the Second Amendment, in an amount up to 25% of the aggregate repurchase price of all purchased loans then subject to transactions under the Repurchase Agreement, subject to certain exceptions. Additionally, the Restated Guaranty contains financial covenants that require the then-current Guarantors, collectively, as applicable, without duplication, to maintain: (i) minimum liquidity of not less than the lower of (a) $50 million and (b) the greater of (A) $10 million and (B) 5% of the then-current Guarantors’ recourse indebtedness (as defined in the Restated Guaranty); (ii) minimum tangible net worth greater than or equal to $1 billion plus, (a) prior to the Guarantor Replacement Event, 75% of the equity issued by the Guarantors following the closing date or, from and after the Guarantor Replacement Event, 75% of the equity issued by CLR from and after the Guarantor Replacement Event, as applicable, minus, (b) prior to the Guarantor Replacement Event, the aggregate amount of any redemptions or similar transaction by the Guarantors following the closing date or, from and after the Guarantor Replacement Event, the aggregate amount of any redemptions or similar transaction by CLR following the Guarantor Replacement Event, as applicable; (iii) minimum ratio of EBITDA to interest expense equal to or greater than 1.40 to 1.00; and (iv) maximum leverage ratio of total indebtedness to total equity less than or equal to 4.00 to 1.00. Other than the modified terms described above, the material terms of the Guaranty remain unchanged.
The foregoing summary of the Second Amendment and the Restated Guaranty does not purport to be a complete description and is qualified in its entirety by the full text of the Second Amendment and the Restated Guaranty, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
Second Amendment to Amended and Restated Master Repurchase Agreement, dated December 22, 2023, by and between CMFT RE Lending RF Sub DB, LLC, as seller, CMFT RE Lending Sub DB Holdco, LLC, as member, and Deutsche Bank AG, New York Branch, as buyer.

10.2	Amended and Restated Guaranty, dated as of December 22, 2023, by CIM Real Estate Finance Trust, Inc. and CIM Commercial Lending REIT for the benefit of Deutsche Bank AG, New York Branch.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2023	CIM REAL ESTATE FINANCE TRUST, INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)